Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations

On April 29, 2011, we entered into a Stock Purchase Agreement with Clear Channel, pursuant to which we sold all of the outstanding capital stock of our subsidiaries that collectively comprised our Metro Traffic business (referred to herein as the “Metro Sale Transaction”). Pursuant to the Stock Purchase Agreement, Clear Channel purchased the Metro Traffic business for $25,000 in cash, $5,000 of which was paid into an escrow account to satisfy certain liabilities that is recorded in prepaid and other assets and $750 of which was paid for the settlement of the Triangle litigation (see below). After the consummation of the Metro Sale Transaction, Metro (then owned by Clear Channel) paid to us and our affiliates, and satisfied in full, certain outstanding, pre-closing, inter-company obligations in the amount of $95,000. Generally, for a period of up to six months, the parties will provide to one another certain transition assistance, including with respect to personnel and office facilities. If Clear Channel's half of the certain liabilities noted above is less than $5,000, the difference between $5,000 and 50 percent of the expenses actually incurred by Clear Channel will result in those funds being released from escrow. The Metro Traffic business represented approximately 46% of our revenue for the year ended December 31, 2010. Net proceeds for the Metro Sale Transaction were $115,000 and the gain on the sale was $19,313. In accordance with the terms of the Stock Purchase Agreement, net proceeds of the Metro Sale Transaction will be adjusted based upon the actual net working capital of the Metro Traffic business as of April 28, 2011 compared to the target net working capital amount of $20,000. We have recorded an estimated net working capital adjustment in current liabilities from discontinued operations as of June 30, 2011.

In connection with the Metro Sale Transaction, we entered into separate agreements with our lenders to amend the terms of the Securities Purchase Agreement and the Credit Agreement, in each case, to (1) provide for the consent of the lenders to the Metro Sale Transaction and the release of the liens on the assets sold pursuant to the Stock Purchase Agreement for the Metro Sale Transaction and (2) make other amendments to the Securities Purchase Agreement in order to permit the Metro Sale Transaction thereunder. As part of these amendments, we paid off all of the Senior Notes held by non-Gores holders; accordingly, only the Senior Notes that are Due to Gores remain outstanding as of the date of this report. As part of the amendments, our debt leverage covenant was eliminated and we obtained increased flexibility to make new investments, enter into mergers and dispose of assets and incur additional subordinated debt. On May 11, 2011, we entered into a sixth amendment to our Securities Purchase Agreement for the sole purpose of incorporating an inadvertent omission from the fifth amendment, and eliminated the minimum LTM EBITDA thresholds previously applicable to the second and third quarters of 2011 that were negotiated with the non-Gores noteholders prior to the paydown of 100% of their Senior Notes as part of the Metro Sale Transaction. As described in more detail in Note 1 - Basis of Presentation above, certain non-financial covenants remain in place and are applicable to the Senior Notes held by Gores, which remain outstanding under the terms of the Securities Purchase Agreement.

As part of the second amendment to the Securities Purchase Agreement, we agreed to pay, on the maturity date (or any earlier date on which the Senior Notes become due and payable), to each holder of the Senior Notes a fee equal to 2% of the outstanding principal amount of the Senior Notes held by each noteholder as of such date (all such fees collectively, the “Senior Leverage Amendment Fee”). As a result of the fifth amendment to the Securities Purchase Agreement entered into on April 29, 2011, the Senior Leverage Amendment Fee is now due and payable on the earliest to occur of: (1) July 15, 2012, (2) the date on which the Senior Notes held by Gores are paid in full, surrendered or refinanced and (3) the date on which all of the collateral securing the Senior Notes is released. As described in Note 20 - Subsequent Events, the closing of the proposed merger with Verge (d/b/a Dial Global) would include the refinancing of the Senior Notes held by Gores (the only Senior Notes outstanding) and accordingly if such merger closes, the Senior Leverage Amendment Fee would be due and payable at such time. We may prepay the Senior Leverage Amendment Fee in full at any time prior to such date by paying to each holder of the Senior Notes an amount equal to the Senior Leverage Amendment Fee discounted from July 15, 2012 to the date of such prepayment at a 15% per annum discount rate.

Additionally, as part of the waiver and fourth amendment, the then holders of the Senior Notes and the Company agreed that a 5% leverage fee would be imposed effective October 1, 2011 unless: (1) our debt leverage ratio for any LTM period beginning on June 30, 2011 complied with one of the following debt leverage ratios applicable to the five quarters beginning on June 30, 2011: 5.00, 5.00, 4.50, 3.50 and 3.50 and (2) more than 50% of the outstanding amount of Senior Notes held by the non-Gores holders had been repaid as of such quarterly measurement date. If on September 30, 2011, we do not have a debt leverage ratio below the specified 5.00 level, we will commence accruing the 5% leverage fee on October 1, 2011. In such event, the 5% leverage fee will be equal to 5% of the Senior Notes outstanding for the period beginning October 1, 2011, and shall accrue on a daily basis from such date until the fee amount is paid in full. If the proposed merger with Verge (d/b/a Dial Global) closes in the fourth quarter, as we presently anticipate, the 5% leverage fee would be due for the portion of the fourth quarter prior to closing of the merger (because the fee would begin to accrue for the quarter on October 1, 2011 but cease when the Senior Notes were repaid). The 5% leverage fee would not be applicable at any time after the closing of the merger or for later quarters because in connection with the proposed merger, the Senior Notes presently held by Gores would be refinanced.

The Metro Traffic operations qualified for discontinued operations and accordingly all periods presented herein have been retrospectively revised. Additionally, all amounts affected by discontinued operations throughout these financial statements have been adjusted.

The results of the Metro Traffic operations that include an allocation of interest expense related to the debt repaid with proceeds from the Metro Sale Transaction are included in discontinued operations for all periods presented as follows:

	Successor Company		Predecessoe Company
	Year Ended December 31, 2010	For the Period April 24 to December 31, 2009	For the Period January 1 to April 23, 2009	Year Ended December 31, 2008
Revenue	$165,560	$109,009	$47,478	$194,884
Operating costs	155,205	99,185	46,112	161,312
Depreciation and amortization	12,300	15,346	1,479	6,120
Corporate general and administrative expenses	2,293	576	427	1,006
Goodwill and other intangible impairment(1)	—	50,501	—	303,703
Restructuring charges	2,630	3,469	2,919	3,510
Special charges	2,368	2,520	120	1,621
Total expenses	174,796	171,597	51,057	477,272
Operating loss	(9,236)	(62,588)	(3,579)	(282,388)
Interest expense	15,627	12,056	1,891	6,018
Other income(2)	—	—	(64)	(12,161)
Loss from discontinued operations before income tax	(24,863)	(74,644)	(5,406)	(276,245)
Income tax benefit from discontinued operations	(7,799)	(14,594)	(1,650)	28,389
Net loss from discontinued operations	$(17,064)	$(60,050)	$(3,756)	$(304,634)

(1)
In the period from April 24 to December 31, 2009, we determined that indefinite lived assets in our discontinued operations were impaired and recorded charges totaling $50,501, including $50,401 for goodwill impairment and $100 for trademarks in intangible assets. In 2008, we determined that the goodwill in our discontinued operations was impaired and recorded impairment charges totaling $303,703 ($145,490 in the second quarter and $158,213 in the fourth quarter).

(2)
During the year ended December 31, 2008, we sold marketable securities for total proceeds of approximately $12,741 and realized a gain of $12,420, which was included as a component of other expense (income) in discontinued operations.

The assets and liabilities of Metro Traffic presented in discontinued operations in the consolidated balance sheet as of December 31, 2010 and 2009 were as follows:

	December 31, 2010	December 31, 2009
ASSETS
Current assets:
Accounts receivable, net of allowance for doubtful accounts	$46,885	$42,902
Prepaid and other assets (1)	1,838	6,054
Total current assets discontinued operations	48,723	48,956
Property and equipment, net	13,545	15,287
Intangible assets, net	66,225	73,698
Goodwill	13,149	13,121
Other assets	237	143
Total non-current assets discontinued operations	93,156	$102,249
Total assets discontinued operations	$141,879	$151,205
LIABILITIES
Current liabilities:
Accounts payable	$11,950	$12,664
Deferred revenue	3,398	3,256
Accrued and other current liabilities (2)	17,009	13,457
Total current liabilities discontinued operations	32,357	29,377
Deferred tax liability	11,986	16,818
Other liabilities (3)	8,191	7,348
Total non-current liabilities discontinued operations	20,177	24,166
Total liabilities discontinued operations	$52,534	$53,543

(1)	As of June 30, 2011, current assets discontinued operations consist of deferred tax assets which were not assumed by Clear Channel.

(2)
As of June 30, 2011, current liabilities discontinued operations consist of estimated net working capital adjustment (as noted above), accrued transaction costs related to the Metro Sale Transaction and accrued liabilities related to closed facilities and certain other current liabilities related to the Metro Traffic segment, which were not assumed by Clear Channel.

(3)
As of June 30, 2011, non-current liabilities discontinued operations consist of unrecognized tax benefits and accrued non-current liabilities related to closed facilities related to the Metro Traffic segment, which were not assumed by Clear Channel.

Discontinued Operations - Acquisitions

On December 31, 2009, we closed the acquisition of Jaytu (d/b/a Sigalert), for which the purchase price allocation was primarily to software and technology assets. The purchase price was $2,500, which consisted of a cash payment of $1,250 and the issuance of 232,277 shares of our common stock valued at $5.38 per share (or approximately $1,250). For accounting purposes, the 232,277 shares of our common stock were recorded at a fair value of $1,045 (based on a per share price of $4.50). Under the purchase agreement, members of Jaytu could earn up to an additional $1,500 in cash upon the delivery and acceptance of certain traffic products in accordance with certain specifications mutually agreed upon by the parties, including commercial acceptance and/or first usage of the products by our discontinued operation's television affiliates. As of December 31, 2010, $1,063 of the potential additional payments of $1,500 had been earned and $250 had been paid to the members of Jaytu. The remaining $437 of these potential payments could still be earned by members of Jaytu in the future if the previously agreed specifications are met. The operations and assets of Jaytu (d/b/a Sigalert) are included in discontinued operations.

On December 22, 2008, we entered into a License and Services Agreement with TrafficLand which provides us with a three-year license to market and distribute TrafficLand services and products. Concurrent with the execution of the License Agreement, we entered into an option agreement with TrafficLand granting us the right to acquire 100% of the stock of TrafficLand pursuant to the terms of a merger agreement which the parties negotiated and placed in escrow. We ultimately chose not to exercise the option to purchase TrafficLand, and accordingly the Option Agreement and Merger Agreement were terminated. In early 2011, we paid $300 to maintain our exclusive license to market and distribute TrafficLand services and products through December 31, 2011.